Rule 497(e)

File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-2 Series Account

SUPPLEMENT DATED August 15, 2006

To the Prospectus dated May 1, 2006

Please note the following changes to your Prospectus.

Effective August 31, 2006, the investment objectives for the PIMCO VIT High Yield Fund, PIMCO VIT Low Duration Fund, PIMCO VIT Total Return and the PIMCO VIT Real Return Fund will change so that each Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The investment objective for the PIMCO VIT High Yield Fund is modified as follows:

Effective immediately, the sentence which reads “The Fund normally will hedge at least 75% of its exposure to the foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates” is deleted in its entirety and replaced with the following:

“Currently the Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. Effective August 31, 2006, the foregoing policy will change, so that the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The investment objective for the PIMCO VIT Low Duration Fund is modified as follows:

Effective immediately, the sentence which reads “May invest up to 30% of its total assets in foreign currencies” is deleted in its entirety and replaced with the following:

“Currently the Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. Effective August 31, 2006, the foregoing policy will change, so that the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The investment objective for the PIMCO VIT Total Return Fund is modified as follows:

Effective immediately, the sentence which reads “The Fund normally will hedge at least 75% of its exposure to the foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates” is deleted in its entirety and replaced with the following:

“Currently the Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. Effective August 31, 2006, the foregoing policy will change, so that the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The investment objective for the PIMCO VIT Real Return Fund is modified as follows:

Effective immediately, the last paragraph is deleted in its entirety and replaced with the following:

“Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates changes and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Lehman Brothers U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Lehman Brothers U.S. TIPS Index, which as of March 31, 2005 was 4.42 years.

The foregoing changes should be reflected on pages 20-21 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.